UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2023

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 25, 2023, the Power Solutions International, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. All matters submitted for approval by the Company’s stockholders, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 15, 2023, were approved. The number of shares of common stock entitled to vote at the Company’s 2023 Annual Meeting of Stockholders was 22,951,478, representing the number of shares outstanding as of May 26, 2023, the record date for the annual meeting. The voting details follow below.

Proposal No. 1: Election of Directors

The following nominees were elected to the Board for a one-year term expiring at the Company’s 2024 Annual Meeting, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jiwen Zhang	13,773,431	138,589	825	2,677,007

Shaojun Sun, Ph.D.	12,931,056	981,354	435	2,677,007

Frank P. Simpkins	13,741,249	171,161	435	2,677,007

Kenneth W. Landini	13,780,516	131,894	435	2,677,007

Hong He	13,715,292	141,389	56,164	2,677,007

Gengsheng Zhang	13,742,502	138,789	31,554	2,677,007

Fuzhang Yu	13,739,902	141,389	31,554	2,677,007

Proposal No. 2: Ratification of Appointment of BDO USA, LLP to Serve as the Company’s Independent Registered Public Accounting Firm for the Company for the Fiscal Year Ending December 31, 2023

The ratification of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was approved as follows:

FOR	AGAINST	ABSTAIN
16,572,926	16,421	505

Proposal No. 3: Approval, on an Advisory, Non-binding Basis, the Compensation of the Company’s Named Executive Officers

The Company’s named executive officer compensation was approved on an advisory, non-binding basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,761,942	150,028	875	2,677,007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: July 25, 2023	By:	/s/ Junhua Gu

Name: Junhua Gu

Title: Interim General Counsel